Exhibit 10.23

AMENDMENT NO. 1 TO

PROMISSORY NOTE

This Amendment No. 1 to Promissory Note (this “Amendment”) is entered into by and between LAEC Enterprise Corporation, a California corporation (the “Company”), and                          (the “Investor”) as of this          day of April 2012 with reference to the following:

A.	The Company and the Investor executed a promissory note on March , 2012 (the “Promissory Note”);

B.	The Promissory Note provides for a Maturity Date of April , 2012; and

C.	The parties wish to extend the Maturity Date to May 31, 2012.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	The Maturity Date shall be May 31, 2012.

2.	Capitalized terms used but not defined herein shall have the meanings given to them in the Promissory Note.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LAEC ENTERPRISE CORPORATION

By:

Name:

Title:

[INVESTOR]

By:

Name:

Title: